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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                            February 26, 2007
                            -----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
February 26, 2007


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Item 5.03  Amendment to Bylaws.
-------------------------------

                              AMENDMENT TO THE
                       WESTAMERICA BANCORPORATION BYLAWS

      WHEREAS, a vacancy will exist on the Board of Directors due to death of Carl R. Otto, Director; and

      WHEREAS, the Board of Directors believes that it is in the best interests of the Corporation and its shareholders to amend Article III, Section 3.02 of the Corporation's Bylaws to decrease the fixed number of directors from ten (10) to nine (9);

      NOW, THEREFORE, BE IT RESOLVED, That Article III, Section 3.02 of the Corporation's Bylaws be hereby amended, effective February 22, 2007, to read in full as follows:

      Section 3.02.  Number and Qualification of Directors.
      The number of directors of the corporation shall be not less than eight
      (8) nor more than fifteen (15). The exact number of directors shall be nine (9) until changed, within the limits specified above, with the approval of the board of directors (by resolution or by amendment of these bylaws) or the shareholders. The indefinite number of directors may be changed, or a definite number fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than 16 2/3% of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one.

      FURTHER RESOLVED, that, effective as of the date hereof, the exact number of directors shall be fixed at nine (9); and be it

      FURTHER RESOLVED, that the Secretary of the Corporation be, and she hereby is, authorized and directed to execute a Certificate of Secretary certifying the Bylaw amendments adopted hereby and to place said Certificate of Secretary in the minute book of the Corporation.